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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 10, 2002


                      AMERIQUEST MORTGAGE SECURITIES INC.

                  (as depositor under the Pooling and Servicing
                Agreement, dated as of August 1, 2002, providing
                  for the issuance of Asset-Backed Pass-Through
                         Certificates, Series 2002-AR1)


                       Ameriquest Mortgage Securities Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                 333-77012                33-0885129
           --------                 ---------                ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
------------------                                              -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660


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                                       -2-

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         Exhibit No.                                                   Description
         -----------                                                   -----------
              4.1                           Pooling and Servicing Agreement, dated as of August 1,
                                            2002, by and among Ameriquest Mortgage Securities Inc. as
                                            Depositor, Ameriquest Mortgage Company as Master
                                            Servicer and Deutsche Bank National Trust Company as
                                            Trustee relating to the Series 2002-AR1 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 23, 2002


                                                    AMERIQUEST MORTGAGE
                                                    SECURITIES INC.


                                                    By:    /s/ Diane Tiberend
                                                           ---------------------
                                                    Name:  Diane Tiberend
                                                    Title: Secretary

                                                 Index to Exhibits
                                                 -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of August                            7
                       1, 2002, by and among Ameriquest Mortgage
                       Securities Inc. as Depositor, Ameriquest Mortgage
                       Company as Master Servicer and Deutsche Bank
                       National Trust Company as Trustee relating to the
                       Series 2002-AR1 Certificates.

                                   Exhibit 4.1